FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into on this 7th day of March, 2022 by and between AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP, a Minnesota limited partnership, as to an undivided 33% interest; AEI INCOME & GROWTH FUND 24 LLC, a Delaware limited liability company, as to an undivided 34% interest; and AEI INCOME & GROWTH FUND 27 LLC, a Delaware limited liability company, as to an undivided 33% interest, together as tenants in common (collectively, “Seller”), and BB GENEVA LLC, a Wisconsin limited liability company, as successor-in-interest to CARMEN GALANTE (“Buyer”).

WITNESSETH:

WHEREAS, Seller and Buyer entered into a Purchase and Sale Agreement dated February 9, 2022 (the “Agreement”) for the sale by Seller and the purchase by Buyer of that real estate commonly known as 700 North Edwards Boulevard, Lake Geneva, Wisconsin 53147 (the “Property”);

WHEREAS, Seller and Buyer wish to amend the Agreement pursuant to the terms and provisions contained herein,

NOW, THEREFORE, in consideration of the covenants and terms contained herein, Seller and Buyer agree as follows:

1.
Recitals. The above Recitals are incorporated herein by reference and shall be considered part of this Amendment.

2.
Closing Cost Credit. In lieu of addressing any and all inspection issues affecting the Property, Seller agrees to provide a credit to Buyer in the amount of $18,000.00 at Closing.

3.
Buyer Entity. Pursuant to Section 23(c) of the Agreement, notice is hereby provided that the Buyer has assigned its interest in the Agreement to BB Geneva LLC, a Wisconsin limited liability company.

4.
Reaffirmation of Terms. All terms, covenants and provisions of the Agreement are hereby confirmed and ratified and, except as modified herein, shall remain unchanged and in full force and effect.

5.
Entire Agreement. This Amendment, once executed, together with the Agreement, constitutes the entire understanding between the parties hereto with respect to the transactions contemplated herein.

6.
Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Agreement.

7.
Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  All signature counterparts to this Amendment delivered by facsimile or other electronic transmission shall be deemed to constitute original signatures for all purposes.

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    IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment to Purchase and Sale Agreement as of the date provided above.

SELLER:

AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
a Minnesota limited partnership

By: AEI Fund Management XXI, Inc.
a Minnesota corporation
Its: Corporate General Partner

By: /s/ Keith Petersen

Keith Petersen, Chief Financial Officer

AEI INCOME & GROWTH FUND 24 LLC,
a Delaware limited liability company

By: AEI Fund Management XXI, Inc.
a Minnesota corporation
Its: Managing Member

By: /s/ Keith Petersen

Keith Petersen, Chief Financial Officer

AEI INCOME & GROWTH FUND 27 LLC,
a Delaware limited liability company

By: AEI Fund Management XXI, Inc.
a Minnesota corporation
Its: Managing Member

By:/s/ Keith Petersen

Keith Petersen, Chief Financial Officer

BUYER:

BB GENEVA LLC,
a Wisconsin limited liability company

By:/s/ Carmen Galante

Carmen Galante, Manager